                                                                   Exhibit 99.31

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-AR1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $1,062,281,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-AR1

                       MERRILL LYNCH MORTGAGE LENDING INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         ARGENT MORTGAGE COMPANY, L.L.C.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                     [DEUTSCHE BANK NATIONAL TRUST COMPANY]
                                     TRUSTEE

                              SEPTEMBER [20], 2005

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-AR1

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                             AGGREGATE WITH LTV > 90

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal    $255,990,330
Balance
Aggregate Original Principal       $256,641,736
Balance
Number of Mortgage Loans           1,274

                                MINIMUM   MAXIMUM    AVERAGE (1)
                                -------   --------   -----------
Original Principal Balance      $60,000   $646,000      $201,446
Outstanding Principal Balance   $59,809   $643,946      $200,934


                                  MINIMUM   MAXIMUM   WEIGHTED AVERAGE (2)
                                  -------   -------   --------------------
Original Term (mos)                   180       360            359
Stated Remaining Term (mos) (3)       173       357            355
Loan Age (mos) (3)                      3         9              4
Current Interest Rate               5.500%   10.650%         7.532%
Initial Interest Rate Cap           2.000%    2.000%         2.000%
Periodic Rate Cap                   1.000%    1.000%         1.000%
Gross Margin                        4.000%    7.125%         5.805%
Maximum Mortgage Rate              11.500%   16.100%        13.518%
Minimum Mortgage Rate               5.500%   10.100%         7.518%
Months to Roll (3)                     15        32             23
Original Loan-to-Value              90.50%   100.00%         94.96%
Credit Score (4)                      520       788            634

                 EARLIEST      LATEST
                ----------   ----------
Maturity Date   02/01/2020   06/01/2035

                      PERCENT OF                                PERCENT OF
LIEN POSITION       MORTGAGE POOL     YEAR OF ORIGINATION     MORTGAGE POOL
-------------       -------------   -----------------------   -------------
1st Lien               100.00%      2004                           0.30%
                                    2005                          99.70%

OCCUPANCY                           LOAN PURPOSE
Primary                 98.12%      Purchase                      35.95%
Second Home              0.03%      Refinance - Rate Term          3.56%
Investment               1.84%      Refinance - Cashout           60.48%

LOAN TYPE                           PROPERTY TYPE
Fixed Rate              15.94%      Single Family Residence       73.95%
ARM                     84.06%      Condo                          8.84%
                                    2-4 Family                     7.22%
AMORTIZATION TYPE                   PUD                            0.43%
Fully Amortizing        75.53%      Deminimus PUD                  9.51%
Interest-Only           24.47%      Manufactured Housing           0.04%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Adjustable Rate Mortgage Loans only.

(4)  Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
RANGE OF MORTGAGE RATES  MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-----------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
5.500% or less                   2       $    836,842      0.33%     5.500%     677      $418,421    94.31%       100.00%     35.01%
5.501% to 6.000%                24          6,615,897      2.58      5.851      654       275,662    94.81         83.70      31.93
6.001% to 6.500%                67         19,279,794      7.53      6.337      651       287,758    94.64         73.09      29.96
6.501% to 7.000%               186         43,242,078     16.89      6.810      642       232,484    94.78         75.82      31.77
7.001% to 7.500%               247         52,857,661     20.65      7.289      631       213,999    94.93         60.65      22.58
7.501% to 8.000%               367         71,630,722     27.98      7.788      631       195,179    95.01         42.69      24.00
8.001% to 8.500%               212         35,430,096     13.84      8.255      631       167,123    95.03         38.33      20.74
8.501% to 9.000%               126         20,466,716         8      8.742      626       162,434    95.34         29.16      16.32
9.001% to 9.500%                26          3,430,335      1.34      9.249      620       131,936    95.06         21.51      21.17
9.501% to 10.000%               12          1,685,170      0.66      9.799      620       140,431    95.63         30.50      10.43
10.001% to 10.500%               4            385,221      0.15     10.155      628        96,305    95.00          0.00       0.00
10.501% to 11.000%               1            129,797      0.05     10.650      627       129,797   100.00        100.00       0.00
                             -----       ------------    ------     ------      ---      --------   ------        ------      -----
TOTAL:                       1,274       $255,990,330    100.00%     7.532%     634      $200,934    94.96%        53.45%     24.47%
                             =====       ============    ======     ======      ===      ========    =====        ======      =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.500% per annum to 10.650% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.532% per annum.

MORTGAGE RATES-ARM

                                      AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
RANGE OF MORTGAGE      NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
RATES-ARM           MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION     IO
-----------------   --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
5.500% or less              1       $    293,000      0.14%     5.500%     689      $293,000     93.02%     100.00%     100.00%
5.501% to 6.000%           21          5,299,292      2.46      5.840      646       252,347     94.76       86.46       39.86
6.001% to 6.500%           51         14,305,471      6.65      6.335      645       280,499     94.65       72.56       40.38
6.501% to 7.000%          149         35,188,677     16.35      6.811      640       236,166     94.76       73.86       36.49
7.001% to 7.500%          212         46,940,416     21.81      7.283      630       221,417     94.98       58.43       24.70
7.501% to 8.000%          323         65,253,575     30.32      7.789      630       202,023     95.00       39.41       25.31
8.001% to 8.500%          172         30,442,026     14.15      8.255      629       176,989     95.02       34.30       22.22
8.501% to 9.000%           89         15,463,938      7.19      8.724      627       173,752     95.39       21.71       21.60
9.001% to 9.500%           11          1,739,758      0.81      9.228      617       158,160     95.22       16.86       35.74
9.501% to 10.000%           1            175,750      0.08      9.550      650       175,750     95.00        0.00      100.00
10.001% to 10.500%          1             91,988      0.04     10.100      612        91,988     95.00        0.00        0.00
                        -----       ------------    ------     ------      ---      --------     -----      ------      ------
TOTAL:                  1,031       $215,193,891    100.00%     7.518%     633      $208,723     94.96%      50.41%      27.90%
                        =====       ============    ======     ======      ===      ========     =====      ======       =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.500% per annum to 10.100% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.518% per annum.

MORTGAGE RATES-FRM

                                     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                     PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
RANGE OF MORTGAGE      NUMBER OF      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
RATES-FRM           MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
------------------  --------------  -----------  ----------  --------  --------  -----------  --------  -------------  -------
5.500% or less              1       $   543,842      1.33%     5.500%     671      $543,842     95.00%     100.00%       0.00%
5.501% to 6.000%            3         1,316,605      3.23      5.896      682       438,868     95.00       72.58        0.00
6.001% to 6.500%           16         4,974,323     12.19      6.343      669       310,895     94.61       74.63        0.00
6.501% to 7.000%           37         8,053,401     19.74      6.806      654       217,659     94.84       84.34       11.14
7.001% to 7.500%           35         5,917,245      14.5      7.338      635       169,064     94.52       78.25        5.73
7.501% to 8.000%           44         6,377,148     15.63      7.781      641       144,935     95.11       76.24       10.62
8.001% to 8.500%           40         4,988,070     12.23      8.256      643       124,702     95.11       62.93       11.71
8.501% to 9.000%           37         5,002,778     12.26      8.796      622       135,210     95.21       52.18        0.00
9.001% to 9.500%           15         1,690,577      4.14      9.271      622       112,705     94.90       26.29        6.18
9.501% to 10.000%          11         1,509,420       3.7      9.828      616       137,220     95.70       34.05        0.00
10.001% to 10.500%          3           293,233      0.72     10.173      633        97,744     95.00        0.00        0.00
10.501% to 11.000%          1           129,797      0.32     10.650      627       129,797    100.00      100.00        0.00
                          ---       -----------    ------     ------      ---      --------    ------      ------       -----
TOTAL:                    243       $40,796,439    100.00%     7.604%     644      $167,887     94.95%      69.45%       6.38%
                          ===       ===========    ======     ======      ===      ========    ======      ======       =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.500% per annum to 10.650% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.604% per annum.

REMAINING MONTHS TO STATED MATURITY

                                      AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
RANGE OF                              PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
REMAINING MONTHS       NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
TO STATED MATURITY  MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
------------------  --------------  ------------  ---------   --------  --------  -----------  --------  -------------  -------
169 to 180                  5       $    657,372     0.26%     7.659%      656     $131,474     93.47%       29.87%      59.54%
229 to 240                 11          1,173,745     0.46      7.478       636      106,704     94.58        74.67        0.00
349 to 360              1,258        254,159,213    99.28      7.532       634      202,034     94.96        53.41       24.49
                        -----       ------------   ------      -----       ---     --------     -----        -----       -----
TOTAL:                  1,274       $255,990,330   100.00%     7.532%      634     $200,934     94.96%       53.45%      24.47%
                        =====      ============    ======      =====       ===     ========     =====       ======       =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 173 months to 357 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 355 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                        AGGREGATE                         WEIGHTED   AVERAGE    WEIGHTED
RANGE OF ORIGINAL                       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE  PRINCIPAL    AVERAGE     PERCENT
MORTGAGE LOAN            NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT    BALANCE    ORIGINAL       FULL      PERCENT
PRINCIPAL BALANCES    MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE  OUTSTANDING     LTV    DOCUMENTATION     IO
------------------    --------------  ------------  ----------  --------  -------- -----------  --------  -------------  -------
$50,001 to $100,000          212      $ 17,031,376     6.65%     8.067%      626     $ 80,337    95.58%       71.27%       1.06%
$100,001 to $150,000         320        40,212,601    15.71      7.790       629      125,664    94.97        64.98       14.73
$150,001 to $200,000         261        45,396,399    17.73      7.638       636      173,933    94.91        55.89       21.83
$200,001 to $250,000         135        30,282,915    11.83      7.505       633      224,318    95.00        57.59       28.80
$250,001 to $300,000         116        31,509,914    12.31      7.482       634      271,637    94.85        49.77       23.42
$300,001 to $350,000          71        23,249,890     9.08      7.461       632      327,463    95.12        41.86       33.88
$350,001 to $400,000          67        25,023,987     9.78      7.285       642      373,492    94.89        36.03       31.37
$400,001 to $450,000          44        18,561,713     7.25      7.397       639      421,857    94.96        38.98       31.86
$450,001 to $500,000          24        11,466,194     4.48      7.003       649      477,758    94.53        59.11       33.73
$500,001 to $550,000          12         6,292,840     2.46      7.176       642      524,403    94.74        41.92       33.02
$550,001 to $600,000           9         5,106,558     1.99      7.175       614      567,395    94.65        67.34       33.74
$600,001 to $650,000           3         1,855,946     0.73      6.727       647      618,649    94.14        65.30       65.30
                           -----      ------------   ------      -----       ---     --------    -----        -----       -----
TOTAL:                     1,274      $255,990,330   100.00%     7.532%      634     $200,934    94.96%       53.45%      24.47%
                           =====      ============    ======     =====       ===     ========    =====       ======       =====

Mortgage Loans was approximately $200,934.

PRODUCT TYPES

                                       AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                        NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL      FULL       PERCENT
PRODUCT TYPES        MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-------------        --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
15 to 19 Year Fixed
   Loans                     4       $    391,372      0.15%     7.291%     671      $ 97,843    94.66%       50.17%      32.04%
20 to 24 Year Fixed
   Loans                    10          1,058,827      0.41      7.612      636       105,883    94.53        71.92        0.00
30 Year Fixed Loans        229         39,346,241     15.37      7.607      644       171,818    94.96        69.58        6.29
2/28 LIBOR ARM             736        151,949,975     59.36      7.466      633       206,454    94.97        48.97       29.26
3/27 LIBOR ARM             295         63,243,916     24.71      7.643      632       214,386    94.92        53.87       24.64
                         -----       ------------    ------      -----      ---      --------    -----        -----       -----
TOTAL:                   1,274       $255,990,330    100.00%     7.532%     634      $200,934    94.96%       53.45%      24.47%
                         -----       ------------    ------      -----      ---      --------    -----        -----       -----


ADJUSTMENT TYPE

                                   AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                   PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                    NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL      FULL       PERCENT
ADJUSTMENT TYPE  MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
---------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
Fixed Rate              243      $ 40,796,439     15.94%    7.604%      644     $167,887     94.95%       69.45%       6.38%
ARM                   1,031       215,193,891     84.06     7.518       633      208,723     94.96        50.41       27.90
                      -----      ------------    ------     -----       ---     --------     -----        -----       -----
TOTAL:                1,274      $255,990,330    100.00%    7.532%      634     $200,934     94.96%       53.45%      24.47%
                      =====      ============    ======     =====       ===     ========     =====       ======       =====

AMORTIZATION TYPE

                                          AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                          PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                           NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL      FULL       PERCENT
AMORTIZATION TYPE       MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-----------------       --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
Fully Amortizing             1,028      $193,353,450     75.53%    7.578%      626      $188,087    95.01%       57.08%       0.00%
24 Month Interest-Only         171        44,007,772     17.19     7.337       660       257,355    94.78        40.42      100.00
36 Month Interest-Only          64        16,027,081      6.26     7.507       664       250,423    94.77        42.90      100.00
60 Month Interest-Only          11         2,602,027      1.02     7.543       663       236,548    94.99        68.71      100.00
                             -----      ------------    ------     -----       ---      --------    -----        -----      ------
TOTAL:                       1,274      $255,990,330    100.00%    7.532%      634      $200,934    94.96%       53.45%      24.47%
                             =====      ============    ======     =====       ===      ========    =====       ======       =====

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
STATE DISTRIBUTIONS         NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL      FULL       PERCENT
OF MORTGAGED PROPERTIES  MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-----------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------  ------
Alabama                        21        $  2,231,923      0.87%     8.004%    623       $106,282    94.90%        60.14%     8.81%
Alaska                          2             340,834      0.13      7.094     668        170,417    95.00        100.00      0.00
Arizona                        94          14,367,927      5.61      7.300     639        152,850    94.90         64.75     23.98
Arkansas                        1             165,932      0.06      7.820     720        165,932    94.55          0.00      0.00
California                    171          56,077,767     21.91      7.095     641        327,940    94.85         46.97     41.16
Colorado                       21           4,643,910      1.81      7.334     627        221,139    94.79         47.45     36.04
Connecticut                     9           1,964,026      0.77      7.942     632        218,225    95.26         56.59      0.00
Delaware                        1              75,796      0.03      8.250     606         75,796    95.00        100.00      0.00
Florida                       217          42,720,947     16.69      7.643     632        196,871    95.01         56.78     24.30
Georgia                        13           1,870,794      0.73      7.647     617        143,907    95.21         61.71     18.98
Hawaii                          4             986,692      0.39      7.501     626        246,673    94.93         74.07     21.59
Illinois                      116          21,204,511      8.28      7.795     631        182,798    94.93         48.97     15.43
Indiana                        32           3,071,981       1.2      8.173     619         95,999    95.79         76.76      0.00
Iowa                           16           1,815,613      0.71      8.038     608        113,476    94.50         70.52      0.00
Kansas                          8           1,006,621      0.39      8.205     617        125,828    95.79        100.00      0.00
Kentucky                       11           1,097,699      0.43      7.869     630         99,791    95.61        100.00      0.00
Louisiana                      20           2,203,707      0.86      8.329     632        110,185    95.22         45.35      9.50
Maine                           1             251,802       0.1      6.650     616        251,802    95.00        100.00      0.00
Maryland                       38           8,053,949      3.15      7.508     631        211,946    94.61         61.63     23.11
Massachusetts                   4           1,247,450      0.49      8.006     659        311,863    95.00         25.43     52.84
Michigan                       70           9,041,366      3.53      7.609     635        129,162    95.17         71.07     21.25
Minnesota                      37           7,571,158      2.96      7.527     640        204,626    94.51         45.19     29.80
Mississippi                     6             821,374      0.32      7.696     624        136,896    94.96        100.00      0.00
Missouri                       25           2,659,974      1.04      7.824     625        106,399    95.36         83.35      7.14
Nebraska                        3             456,170      0.18      7.761     626        152,057    95.00         38.73     38.73
Nevada                         18           3,716,962      1.45      7.493     644        206,498    94.78         49.61     37.22
New Hampshire                   1             345,762      0.14      7.750     620        345,762    95.00          0.00      0.00
New Jersey                     41          11,899,948      4.65      8.079     637        290,243    95.22         27.78     18.12
New Mexico                      4             593,007      0.23      7.293     640        148,252    95.00         62.10     18.74
New York                       78          26,807,972     10.47      7.366     640        343,692    94.94         43.61     21.54
North Carolina                 24           3,239,417      1.27      7.508     635        134,976    95.02         70.19     27.35
Ohio                           11           1,872,426      0.73      7.657     615        170,221    94.77         53.56      0.00
Oklahoma                       19           1,702,173      0.66      7.953     624         89,588    95.25         62.01      0.00
Oregon                          5             977,375      0.38      7.617     660        195,475    95.94         80.81     39.65
Pennsylvania                   37           4,299,430      1.68      7.954     613        116,201    95.21         63.64      2.83
Rhode Island                    5           1,198,937      0.47      8.100     621        239,787    94.54         52.97     17.83
South Carolina                  2             298,728      0.12      7.545     615        149,364    95.00        100.00      0.00
South Dakota                    1             102,364      0.04      8.800     603        102,364    95.00        100.00      0.00
Tennessee                      11           1,280,023       0.5      7.684     615        116,366    95.00         52.97     12.99
Texas                          28           3,370,471      1.32      8.235     618        120,374    95.08         56.10      7.48
Utah                           10           2,345,457      0.92      7.432     662        234,546    95.20         63.10     40.99
Washington                     14           2,683,542      1.05      7.500     613        191,682    94.88         72.62      6.00
Wisconsin                      21           2,966,392      1.16      7.955     619        141,257    94.60         65.03      5.72
Wyoming                         3             340,021      0.13      7.491     617        113,340    95.00         60.43      0.00
                            -----        ------------    ------      -----     ---       --------    -----        ------     -----
TOTAL:                      1,274        $255,990,330    100.00%     7.532%    634       $200,934    94.96%        53.45%    24.47%
                            =====      ============    ======     =====       ===      ========    =====       ======       =====

(1) No more than approximately 0.84% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
RANGE OF ORIGINAL                    PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
LOAN-TO-VALUE         NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
RATIOS             MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-----------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
90.01% to 95.00%        1,220      $248,547,712     97.09%    7.515%      634      $203,728    94.81%       52.72%      25.20%
95.01% to 100.00%          54         7,442,619      2.91     8.094       646       137,826    99.97        77.50        0.00
                        -----      ------------    ------     -----       ---      --------    -----        -----       -----
TOTAL:                  1,274      $255,990,330    100.00%    7.532%      634      $200,934    94.96%       53.45%      24.47%
                        =====      ============    ======     =====       ===      ========    =====       ======       =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 90.50% to 100.00%.

MORTGAGE INSURANCE COMPANY

                                         AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                         PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
MORTGAGE INSURANCE        NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
COMPANY                MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
------------------     --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
No Mortgage Insurance        679       $127,755,850     49.91%    7.817%      635      $188,153    94.92%       25.57%      26.19%
Mortgage Guaranty
   Insurance Corp.           595        128,234,481     50.09     7.248       634       215,520    95.00        81.21       22.76
                           -----       ------------    ------     -----       ---      --------    -----        -----       -----
TOTAL:                     1,274       $255,990,330    100.00%    7.532%      634      $200,934    94.96%       53.45%      24.47%
                           -----       ------------    ------     -----       ---      --------    -----        -----       -----

LOAN PURPOSE

                                         AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                         PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                          NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
LOAN PURPOSE           MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
------------           --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
Refinance - Cashout           753      $154,829,641     60.48%    7.375%      637      $205,617    94.85%       57.78%      24.31%
Purchase                      466        92,036,985     35.95     7.803       631       197,504    95.17        46.04       24.79
Refinance - Rate Term          55         9,123,705      3.56     7.464       630       165,886    94.60        54.60       23.99
                            -----      ------------    ------     -----       ---      --------    -----        -----       -----
TOTAL:                      1,274      $255,990,330    100.00%    7.532%      634      $200,934    94.96%       53.45%      24.47%
                            =====      ============    ======     =====       ===      ========    =====       ======       =====

PROPERTY TYPE

                                         AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                         PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                          NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
PROPERTY TYPE          MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-------------          --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
Single Family
   Residence                  970      $189,297,612     73.95%    7.493%      632      $195,152    94.96%       53.99%      23.53%
Condo                         126        22,642,110      8.84     7.820       641       179,699    95.00        54.72       29.09
2-4 Family                     66        18,482,031      7.22     7.728       653       280,031    94.94        36.25       23.50
Manufactured Housing            1           111,671      0.04     7.950       594       111,671    95.00       100.00        0.00
Planned Unit
   Development                111        25,456,907      9.94     7.419       634       229,342    94.94        60.50       28.13
                            -----      ------------    ------     -----       ---      --------    -----        -----       -----
TOTAL:                      1,274      $255,990,330    100.00%    7.532%      634      $200,934    94.96%       53.45%      24.47%
                            -----      ------------    ------     -----       ---      --------    -----        -----       -----

DOCUMENTATION

                            AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
               NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
               MORTGAGE      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
DOCUMENTATION    LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-------------  ---------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
Full               740    $136,814,311     53.45%    7.295%      630      $184,884    95.00%      100.00%      19.33%
Stated             412      91,904,647      35.9     7.887       643       223,070    94.83         0.00       31.11
Limited            122      27,271,372     10.65     7.527       629       223,536    95.13         0.00       27.86
                 -----    ------------    ------     -----       ---      --------    -----       ------       -----
TOTAL:           1,274    $255,990,330    100.00%    7.532%      634      $200,934    94.96%       53.45%      24.47%
                 =====    ============    ======     =====       ===      ========    =====       ======       =====

OCCUPANCY

                          AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
             NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
             MORTGAGE      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
OCCUPANCY      LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-----------  ---------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
Primary        1,245    $251,186,180     98.12%    7.520%      634      $201,756    94.96%       53.20%      24.94%
Investment        28       4,718,947      1.84     8.127       658       168,534    94.88        67.55        0.00
Second Home        1          85,203      0.03     8.500       619        85,203    95.00         0.00        0.00
               -----    ------------    ------     -----       ---      --------    -----        -----       -----
TOTAL:         1,274    $255,990,330    100.00%    7.532%      634      $200,934    94.96%       53.45%      24.47%
               =====    ============    ======     =====       ===      ========    =====       ======       =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                             AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
MORTGAGE LOANS  MORTGAGE      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
AGE SUMMARY       LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
--------------  ---------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
3                    11    $  2,824,489      1.10%    7.456%      690      $256,772    94.51%       41.31%      63.19%
4                 1,161     233,300,625     91.14     7.537       634       200,948    94.95        53.79       26.08
5                    65      13,605,545      5.31     7.574       626       209,316    95.09        49.39        0.00
6                    13       2,453,258      0.96     6.981       634       188,712    95.00        42.75        0.00
7                    19       2,908,044      1.14     7.475       627       153,055    95.04        54.03        0.00
8                     4         756,621       0.3     7.239       687       189,155    95.00        88.13        0.00
9                     1         141,748      0.06     8.800       590       141,748    95.00       100.00        0.00
                  -----    ------------    ------     -----       ---      --------    -----       ------       -----
TOTAL:            1,274    $255,990,330    100.00%    7.532%      634      $200,934    94.96%       53.45%      24.47%
                  =====    ============    ======     =====       ===      ========    =====       ======       =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
ORIGINAL PREPAYMENT         NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL      FULL       PERCENT
PENALTY TERM             MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-------------------      --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
None                            367      $ 78,280,736     30.58%    7.735%      631      $213,299    94.97%       48.22%      18.97%
12 Months                        48        12,441,167      4.86     7.348       659       259,191    94.84        53.75       32.17
24 Months                       378        70,877,149     27.69     7.573       634       187,506    94.99        53.32       29.02
36 Months                       481        94,391,279     36.87     7.357       635       196,240    94.94        57.83       24.60
                              -----      ------------    ------     -----       ---      --------    -----        -----       -----
TOTAL:                        1,274      $255,990,330    100.00%    7.532%      634      $200,934    94.96%       53.45%      24.47%
                              =====      ============    ======     =====       ===      ========    =====       ======       =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 30 months.

CREDIT SCORES

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL      FULL       PERCENT
RANGE OF CREDIT SCORES   MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
----------------------   --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
501 to 525                        2      $    251,043      0.10%    7.974%      521      $125,522    95.00%      100.00%       0.00%
526 to 550                        1           378,860      0.15     7.600       542       378,860    95.00       100.00        0.00
551 to 575                       20         3,593,847       1.4     7.788       563       179,692    94.78        94.73        0.00
576 to 600                      154        28,446,667     11.11     7.638       591       184,719    94.85        80.20        0.00
601 to 625                      444        85,642,447     33.46     7.682       613       192,888    94.93        51.56        8.34
626 to 650                      322        65,828,379     25.72     7.496       637       204,436    94.93        50.44       33.10
651 to 675                      181        38,583,794     15.07     7.428       661       213,170    95.29        46.06       41.86
676 to 700                       93        20,645,190      8.06     7.303       687       221,991    95.01        36.33       44.38
701 to 725                       37         8,419,197      3.29     6.987       711       227,546    94.44        59.43       61.25
726 to 750                       11         2,912,724      1.14     7.251       741       264,793    94.65        50.44       95.84
751 to 775                        8         1,162,781      0.45     7.151       759       145,348    94.25        73.90       27.46
776 to 800                        1           125,400      0.05     7.350       788       125,400    95.00         0.00      100.00
                              -----      ------------    ------     -----       ---      --------    -----       ------      ------
TOTAL:                        1,274      $255,990,330    100.00%    7.532%      634      $200,934    94.96%       53.45%      24.47%
                              -----      ------------    ------     -----       ---      --------    -----       ------      ------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 520 to 788 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 634.

CREDIT GRADE

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL      FULL       PERCENT
CREDIT GRADE             MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
------------             --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
1                             1,120      $223,697,028     87.38%    7.522%      636      $199,729    94.99%       51.79%      25.21%
2                                78        16,730,012      6.54     7.728       626       214,487    94.77        57.62       17.31
3                                75        15,350,289         6     7.459       626       204,671    94.65        72.37       20.43
4A                                1           213,000      0.08     8.250       635       213,000    94.67       100.00      100.00
                              -----      ------------    ------     -----       ---      --------    -----       ------      ------
TOTAL:                        1,274      $255,990,330    100.00%    7.532%      634      $200,934    94.96%       53.45%      24.47%
                              =====      ============    ======     =====       ===      ========    =====       ======       =====

GROSS MARGINS

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL      FULL       PERCENT
RANGE OF GROSS MARGINS   MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
----------------------   --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
3.501% to 4.000%                107      $ 20,575,222      9.56%    7.825%      631      $192,292    94.88%       46.29%      19.10%
4.001% to 4.500%                  2           326,799      0.15     7.742       635       163,400    97.61       100.00        0.00
4.501% to 5.000%                  4           424,846       0.2     7.981       654       106,212    96.14        50.52        0.00
5.501% to 6.000%                916       193,616,129     89.97     7.484       633       211,371    94.96        50.83       28.98
6.501% to 7.000%                  1            63,411      0.03     9.200       623        63,411    95.00         0.00        0.00
7.001% to 7.500%                  1           187,484      0.09     7.050       600       187,484    95.00         0.00        0.00
                              -----      ------------    ------     -----       ---      --------    -----       ------       -----
TOTAL:                        1,031      $215,193,891    100.00%    7.518%      633      $208,723    94.96%       50.41%      27.90%
                              =====      ============    ======     =====       ===      ========    =====       ======       =====

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 4.000% per annum to 7.125% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.805% per annum.

MAXIMUM MORTGAGE RATES

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
RANGE OF MAXIMUM            NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL      FULL       PERCENT
MORTGAGE RATES           MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
----------------         --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
11.500% or less                   1      $    293,000     0.14%     5.500%      689      $293,000    93.02%      100.00%     100.00%
11.501% to 12.000%               21         5,299,292     2.46      5.840       646       252,347    94.76        86.46       39.86
12.001% to 12.500%               51        14,305,471     6.65      6.335       645       280,499    94.65        72.56       40.38
12.501% to 13.000%              149        35,188,677    16.35      6.811       640       236,166    94.76        73.86       36.49
13.001% to 13.500%              212        46,940,416    21.81      7.283       630       221,417    94.98        58.43       24.70
13.501% to 14.000%              323        65,253,575    30.32      7.789       630       202,023    95.00        39.41       25.31
14.001% to 14.500%              172        30,442,026    14.15      8.255       629       176,989    95.02        34.30       22.22
14.501% to 15.000%               89        15,463,938     7.19      8.724       627       173,752    95.39        21.71       21.60
15.001% to 15.500%               11         1,739,758     0.81      9.228       617       158,160    95.22        16.86       35.74
15.501% to 16.000%                1           175,750     0.08      9.550       650       175,750    95.00         0.00      100.00
16.001% to 16.500%                1            91,988     0.04     10.100       612        91,988    95.00         0.00        0.00
                              -----      ------------   ------     ------       ---      --------    -----       ------      ------
TOTAL:                        1,031      $215,193,891   100.00%     7.518%      633      $208,723    94.96%       50.41%      27.90%
                              =====      ============    ======     =====       ===      ========    =====       ======       =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.500% per annum to 16.100% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.518% per annum.

NEXT RATE ADJUSTMENT DATE

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
NEXT RATE ADJUSTMENT        NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL      FULL       PERCENT
DATE                     MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
--------------------     --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
December 2006                     1      $    141,748      0.07%    8.800%      590      $141,748    95.00%      100.00%       0.00%
January 2007                      2           280,415      0.13     7.822       655       140,207    95.00       100.00        0.00
February 2007                     9         1,440,232      0.67     7.323       623       160,026    94.75        86.11        0.00
March 2007                       10         2,168,418      1.01     6.810       636       216,842    95.00        38.50        0.00
April 2007                       39         8,427,515      3.92     7.489       624       216,090    95.06        46.72        0.00
May 2007                        664       136,667,159     63.51     7.475       632       205,824    94.98        48.88       31.22
June 2007                        11         2,824,489      1.31     7.456       690       256,772    94.51        41.31       63.19
February 2008                     4           515,449      0.24     8.183       639       128,862    95.94        18.73        0.00
March 2008                        2           184,485      0.09     7.965       651        92,243    95.00        61.54        0.00
April 2008                       10         2,225,598      1.03     8.058       622       222,560    95.48        47.94        0.00
May 2008                        279        60,318,384     28.03     7.622       632       216,195    94.89        54.37       25.83
                              -----      ------------    ------     -----       ---      --------    -----       ------       -----
TOTAL:                        1,031      $215,193,891    100.00%    7.518%      633      $208,723    94.96%       50.41%      27.90%
                              =====      ============    ======     =====       ===      ========    =====       ======       =====